SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                October 17, 2007

                             UNIVERSAL TRAVEL GROUP
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            (Exact Name of Registrant as Specified in its Charter)

        Nevada                      000-51516                    90-0296536
     -------------                 -----------                  ------------
       State of                    Commission                   IRS Employer
     Incorporation                 File Number                  I.D. Number

                      10940 Wilshire Boulevard, Suite 1600,
                          Los Angeles, California 90024
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (310) 443-4151
                         -------------------------------
                         (Registrant's telephone number)

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On October 17, 2007, Universal Travel Group (the "Registrant", or "UTVG"), Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly own subsidiary of UTVG ("YZL"), Tianjin Golden Dragon International Travel Service Co., Ltd., a Tianjin Corporation in China ("TGD"), and the shareholders of TGD (the "Shareholders"), entered into a Share Exchange Agreement (the "Share Exchange Agreement") pursuant to which YZL will acquire, in the aggregate, 90% of the outstanding capital stock of TGD from the Shareholders. The closing of the Share Exchange Agreement (the "Closing") is scheduled to occur on or about December 1, 2007 or on such other date as UTVG, YZL, TGD and the Shareholders may agree (the "Closing Date"). Pursuant to the Share Exchange Agreement, in exchange of surrendering 90% of the shares of TGD owned by the Shareholders, the Shareholders will receive a combination of the aggregate of 1,053,800 shares of the Registrant's common stock and promissory notes in the aggregate principal amount of $3,600,000, bearing no interest, with a maturity date of a date that is two years from the Closing Date, and payable in two installments of $2,163,800 and $1,436,200,, divided proportionally among the Shareholders in accordance with their respective ownership interests in TGD immediately before the closing of the Share Exchange Agreement. A copy of the Share Exchange Agreement is filed as Exhibit 10.1 to this Current Report, and the summary of the Share Exchange Agreement in this Form 8-K is qualified in its entirety by reference thereto.

      The Share Exchange Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration, the process of exchanging the consideration and the effect of the share exchange.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      10.1 Share Exchange Agreement, dated as of October 17, 2007, by and among Universal Travel Group ("UTVG"), Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly own subsidiary of UTVG, Tianjin Golden Dragon International Travel Service Co., Ltd. ("TGD"), and the shareholders of TGD.
      99.1 Press Release dated October 17, 2007 - "Universal Travel Signs Agreement to Acquire 90% of Tianjin Golden Dragon International Travel Service Co. Ltd."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            ------------------------------------
                                            Jiangping Jiang
                                            Chairman and Chief Executive Officer